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                                                                              1

                                                              EXHIBIT 10(i)(ii)

                          Amendment to Credit Agreement

                                 CONFORMED COPY

         AMENDMENT NO. 1 dated as of December 22, 1999 (this "AMENDMENT"), to the CREDIT AGREEMENT dated as of August 11, 1999 (the "CREDIT AGREEMENT"), among ALBANY INTERNATIONAL CORP., a Delaware corporation (the "COMPANY"), the BORROWING SUBSIDIARIES from time to time party thereto, the Lenders referred to therein, THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and CHASE MANHATTAN INTERNATIONAL LIMITED, as London Agent.

         The Borrower has requested that certain terms of the Credit Agreement be amended, and the Required Lenders are willing, on the terms and subject to the conditions set forth herein, to agree to amend the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as set forth below. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

         SECTION 1. AMENDMENT TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended by amending the definition of "Collateral Requirement" as described below:

         (a) Clause (a) of the definition of "Collateral Requirement" is hereby amended to read as follows:

                  "one or more Pledge Agreements (or supplements thereto) shall have been duly executed and delivered by each Borrower, each Domestic Subsidiary (other than (i) any Domestic Subsidiary that is a subsidiary of a Foreign Subsidiary and (ii) so long as it does not own Specified Intercompany Indebtedness (as defined below) or Equity Interests in any Material Subsidiary, Wangner Systems Corporation) and each Foreign Subsidiary that is a Borrower or direct or indirect parent corporation of a Foreign Subsidiary that is a Borrower existing at such time and directly owning any outstanding Equity Interests in any other Subsidiary (other than an Excluded Foreign Subsidiary) or any Indebtedness (other than Indebtedness arising under clause (c) or (d) of the definition of Indebtedness) of the Company or any Subsidiary in a principal amount greater than $1,000,000 ("Specified Intercompany Indebtedness"), and there shall have been duly and validly pledged to the Collateral Agent thereunder, for the ratable benefit of the Secured Parties, as security for all the Obligations, (i) all the outstanding Equity Interests in each Domestic Subsidiary owned directly by the Company or any Domestic Subsidiary party to the Pledge Agreement, (ii) 65% of the outstanding Equity Interests (or such lesser percentage as shall be owned by the Company and the Domestic Subsidiaries party to the Pledge Agreements) in each Foreign Subsidiary owned in whole or in part directly by the Company or any Domestic Subsidiary party to a Pledge Agreement (other than Equity Interests in any Excluded Foreign Subsidiary), and (iii) all Specified Intercompany Indebtedness that is owed to the Company or any Domestic Subsidiary party to the Pledge Agreement".


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                                                                              2

         (b) The following sentence is added to the end of the definition of "Collateral Requirement":

                  "The foregoing definition shall not require the creation or perfection of pledges of or security interests in particular assets of the Company and the Subsidiaries if and for so long as, in the judgment of the Administrative Agent, the cost of creating or perfecting such pledges or security interests in such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom."


         SECTION 2. AGREEMENT WITH RESPECT TO CERTAIN PLEDGED SHARES. (a) Notwithstanding any other provision of the Credit Agreement or the Pledge Agreements (including, but not limited to, Section 5.11(b) of the Credit Agreement and the granting clauses of the Pledge Agreements), so long as Albany International Holdings One, Inc. and Albany International Holdings Two, Inc. are not engaged in the operation of any businesses other than the ownership of Foreign Subsidiaries and do not own any assets other than Equity Interests in Foreign Subsidiaries, the Obligations of the Company and the Domestic Subsidiaries shall be secured by not more than 65% of the outstanding Equity Interests in Albany International Holdings One, Inc. or Albany International Holdings Two, Inc. The Collateral Agent is authorized and directed to enter into such amendments to the Pledge Agreements as it shall deem appropriate to give effect to the provisions of this paragraph.

         (b) Notwithstanding the provisions of Section 5.11(b) of the Credit Agreement or Schedule II to the Pledge Agreement, due to the recision of the transfer by the Company of the Equity Interests of Telas Industriales de Mexico S.A. de C.V., a Mexican Subsidiary, to Albany International Holdings Two, Inc., such Equity Interests are permitted, with effect from August 24, 1999, to be owned directly by, and pledged by, the Company.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that:

         (a) This Amendment has been duly authorized, executed and delivered by the Borrower, and each of this Amendment and the Credit Agreement, after giving effect to this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).

         (b) The representations and warranties contained in Article III of the Credit Agreement, after giving effect to this Amendment, are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

         (c) No Default or Event of Default has occurred and is continuing or would result from the execution and delivery of this Amendment.

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                                                                              3

         SECTION 4. EFFECTIVENESS. This Amendment shall become effective as of the date first written above on the date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the authorized signatures of the Borrower, the Required Lenders and the Administrative Agent.

         SECTION 5. LIMITED EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                    ALBANY INTERNATIONAL CORP.,

                                    by/s/ FRANK R. SCHMELER
                                      -----------------------------------------
                                          Name:    Frank R. Schmeler
                                          Title:   President


                                    THE CHASE MANHATTAN BANK, individually,
                                    and as Administrative Agent,

                                    by/s/ KRISTIN SANDS
                                      -----------------------------------------
                                          Name:    Kristin Sands
                                          Title:   Vice President


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                                                 SIGNATURE PAGE TO
                                                 AMENDMENT NO. 1
                                                 DATED AS OF
                                                 DECEMBER 22, 1999,
                                                 TO THE ALBANY
                                                 INTERNATIONAL
                                                 CORP. CREDIT
                                                 AGREEMENT DATED
                                                 AS OF AUGUST 11,
                                                 1999


NAME OF INSTITUTION: ABN AMRO BANK N.V.
                     ------------------


                                    by /s/ ROBERT W. CASEY, JR.
                                       ----------------------------------------
                                          Name:    Robert W. Casey, Jr.
                                          Title: Group Vice President

                                    by /s/ CHRISTOPHER M. PLUMB
                                       ----------------------------------------
                                          Name: Christopher M. Plumb
                                          Title:   Vice President


NAME OF INSTITUTION: CREDIT AGRICOLE INDOSUEZ
                     ------------------------


                                    by /s/ CRAIG WELCH
                                       ----------------------------------------
                                          Name:    Craig Welch
                                          Title: First Vice President

                                    by /s/ SARAH MCCLINTOCK
                                       ----------------------------------------
                                          Name:    Sarah McClintock
                                          Title:   Vice President


NAME OF INSTITUTION: BANK ONE, NA (MAIN OFFICE CHICAGO)
                     ----------------------------------


                                    by /s/ ANDREA S. KANTOR
                                       ----------------------------------------
                                          Name:    Andrea S. Kantor
                                          Title:   Vice President


NAME OF INSTITUTION: BANK OF AMERICA, N.A.
                     ---------------------

                                    by /s/ JOHN W. POCALYKO
                                       ----------------------------------------
                                          Name:    John W. Pocalyko
                                          Title:   Managing Director


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                                                 SIGNATURE PAGE TO
                                                 AMENDMENT NO. 1
                                                 DATED AS OF
                                                 DECEMBER 22, 1999,
                                                 TO THE ALBANY
                                                 INTERNATIONAL
                                                 CORP. CREDIT
                                                 AGREEMENT DATED
                                                 AS OF AUGUST 11,
                                                 1999





NAME OF INSTITUTION: BANK BOSTON, N.A.
                     ----------------


                                    by /s/ MICHAEL C. ANKROM, JR.
                                       ----------------------------------------
                                          Name:    Michael C. Ankrom, Jr.
                                          Title:   Vice President


NAME OF INSTITUTION: BANK OF MONTREAL
                     ----------------


                                    by /s/ BRIAN L. BANKE
                                       ----------------------------------------
                                          Name:    Brian L. Banke
                                          Title:   Director


NAME OF INSTITUTION: THE BANK OF NEW YORK
                     --------------------


                                    by /s/ THOMAS C. MCCROHAN
                                       --------------------------------
                                          Name: Thomas C. McCrohan
                                          Title:   Vice President



NAME OF INSTITUTION: CITIBANK, N.A.
                     --------------


                                    by /s/ STUART G. MILLER
                                       -----------------------------------------
                                          Name:    Stuart G. Miller
                                          Title:   Managing Director


NAME OF INSTITUTION: CREDIT SUISSE FIRST BOSTON
                     --------------------------


                                    by /s/ JOEL GLODOWSKI
                                          Name:    Joel Glodowski
                                          Title:   Managing Director

                                    by /s/ DAVID W. KRATOVIL
                                       -------------------------------------
                                          Name:    David W. Kratovil
                                          Title:   Director

                                                 SIGNATURE PAGE TO
                                                 AMENDMENT NO. 1
                                                 DATED AS OF
                                                 DECEMBER 22, 1999,
                                                 TO THE ALBANY
                                                 INTERNATIONAL
                                                 CORP. CREDIT
                                                 AGREEMENT DATED
                                                 AS OF AUGUST 11,
                                                 1999




NAME OF INSTITUTION: DRESDNER BANK AG, NEW YORK
                     --------------------------
                     AND GRAND CAYMAN BRANCHES


                                    by /s/ KEN HAMILTON
                                       ----------------------------------------
                                          Name:    Ken Hamilton
                                          Title: Senior Vice President

                                    by /s/ DEBORAH SLUSARCZYK
                                       ----------------------------------------
                                          Name: Deborah Slusarczyk
                                          Title:   Vice President


NAME OF INSTITUTION: EVERGREEN BANK, N.A.
                     --------------------


                                    by /s/ JEROME A. MASTRIANNI
                                       ----------------------------------------
                                          Name: Jerome A. Mastrianni
                                          Title:   Vice President


NAME OF INSTITUTION: FLEET NATIONAL BANK
                     -------------------


                                    by /s/ MICHAEL C. ANKROM, JR.
                                       ----------------------------------------
                                          Name:    Michael C. Ankrom, Jr.
                                          Title:   Vice President


NAME OF INSTITUTION: HSBC BANK USA
                     -------------


                                    by /s/ WILLIAM M. HOLLAND
                                       ----------------------------------------
                                          Name: William M. Holland
                                          Title:   Vice President

                                                 SIGNATURE PAGE TO
                                                 AMENDMENT NO. 1
                                                 DATED AS OF
                                                 DECEMBER 22, 1999,
                                                 TO THE ALBANY
                                                 INTERNATIONAL
                                                 CORP. CREDIT
                                                 AGREEMENT DATED
                                                 AS OF AUGUST 11,
                                                 1999

NAME OF INSTITUTION: SANWA BANK LIMITED
                     ------------------


                                    by /s/ STEPHEN C. SMALL
                                       ----------------------------------------
                                          Name:    Stephen C. Small
                                          Title: Vice President and
                                                 Area Manager

NAME OF INSTITUTION: KEYBANK NATIONAL ASSOCIATION


                                    by /s/ DANIEL W. LALLY
                                       ----------------------------------------
                                          Name:    Daniel W. Lally
                                          Title: Assistant Vice President


NAME OF INSTITUTION: CREDIT LYONNAIS NEW YORK BRANCH
                     -------------------------------


                                    by /s/ SCOTT R. CHAPPELKA
                                       ----------------------------------------
                                          Name: Scott R. Chappelka
                                          Title:   Vice President


NAME OF INSTITUTION: MERITA BANK PLC, NEW YORK BRANCH
                     -------------------------------------


                                    by /s/ ANU SEPPALA
                                       ----------------------------------------
                                          Name:    Anu Seppala
                                          Title:   Vice President

                                    by /s/ WILLIAM KELLER
                                       ----------------------------------------
                                          Name:    William Keller
                                          Title:   Vice President


NAME OF INSTITUTION: THE BANK OF NOVA SCOTIA
                     -----------------------


                                    by /s/ J. ALAN EDWARDS
                                       ----------------------------------------
                                          Name:    J. Alan Edwards
                                          Title: Authorized Signatory


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                                                 SIGNATURE PAGE TO
                                                 AMENDMENT NO. 1
                                                 DATED AS OF
                                                 DECEMBER 22, 1999,
                                                 TO THE ALBANY
                                                 INTERNATIONAL
                                                 CORP. CREDIT
                                                 AGREEMENT DATED
                                                 AS OF AUGUST 11,
                                                 1999

NAME OF INSTITUTION: THE SUMITOMO BANK, LIMITED
                     --------------------------


                                    by s/ JOHN C. KISSINGER
                                       ----------------------------------------
                                          Name:    John C. Kissinger
                                          Title:   General Manager



NAME OF INSTITUTION: SUNTRUST BANK ATLANTA
                     ---------------------


                                    by /s/ BRADLEY J. STAPLES
                                       ----------------------------------------
                                          Name: Bradley J. Staples
                                          Title:   Director


NAME OF INSTITUTION: TROY SAVINGS BANK
                     -----------------


                                    by /s/ STEPHAN VON SCHENK
                                       ----------------------------------------
                                          Name: Stephan von Schenk
                                          Title:   Vice President


NAME OF INSTITUTION: WACHOVIA BANK, N.A.
                     -------------------


                                    by /s/ SHARON PRINCE
                                       ----------------------------------------
                                          Name:    Sharon Prince
                                          Title:   Vice President